                                 EXHIBIT 10.1

                     FOURTH AMENDMENT TO CREDIT AGREEMENT
                     ------------------------------------


     This Fourth Amendment to Credit Agreement (the "Amendment") is made on this 16th day of September, 1998 by and among Converse Inc. (the "Borrower"), BT Commercial Corporation, as Agent (in such capacity, the "Agent") and BT Commercial Corporation (in its capacity as lender, "BTCC"), Sanwa Business Credit Corporation ("Sanwa"), LaSalle National Bank ("LaSalle"), BankBoston, N.A. ("BankBoston"), FINOVA Capital Corporation ("FINOVA"), BNY Financial Corporation ("BNY"), Fleet Capital Corporation ("Fleet"), NationsBank of Texas, N.A. ("NationsBank"), Heller Financial, Inc. (BT, Sanwa, LaSalle, BankBoston, FINOVA, BNY, Fleet, NationsBank, and Heller referred to collectively as "Lenders").

                                 W I T N E S S E T H:

     WHEREAS, the Agent, the Lenders and the Borrower are parties to that certain Credit Agreement dated as of May 21, 1997, as amended by that certain First Amendment to Credit Agreement dated as of June 26, 1997, and that certain Second Amendment to Credit Agreement dated as of November 21, 1997, and that certain Third Amendment to Credit Agreement dated as of January 29, 1998 (collectively, the "Credit Agreement"); and

     WHEREAS, Borrower has requested the consent of the Lenders to allow it to enter into several substantially identical Note Purchase Agreements, each dated as of the date hereof, pursuant to which Borrower will issue secured notes in an aggregate principal amount of up to $38,785,000, and in connection with which Borrower proposes to grant to BT Commercial Corporation, in its capacity as the Collateral Agent for the holders of the secured notes, a junior security interest in the Collateral to secure Borrower's obligations under such notes; and

     WHEREAS, it is necessary to amend the Credit Agreement to allow for the various transactions contemplated by the Borrower pursuant to the Note Purchase Agreements.

     NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the adequacy is hereby acknowledged, and subject to the terms and conditions hereof, the parties hereto agree as follows:

     SECTION 1.  DEFINITIONS.  Unless otherwise defined herein, all capitalized
                 -----------
terms shall have the meaning given to them in the Credit Agreement.

     SECTION 2.  AMENDMENTS TO CREDIT AGREEMENT.
                 ------------------------------

     2.1  REDUCTION OF THE COMMITMENTS.  Pursuant to the direction of Borrower,
          ----------------------------
the Total Commitments are hereby reduced from $150,000,000 to $120,000,000, and Annex I to the Credit Agreement is hereby deleted and the form of Annex I attached hereto is hereby substituted in its stead.

     2.2  DEFINITIONS.  Section 1.1 of the Credit Agreement is hereby amended by
          -----------
inserting the following new defined terms in proper alphabetical sequence:

          "INFORMATION SYSTEMS AND EQUIPMENT" means all computer
           ---------------------------------
          hardware, firmware and software, as well as other financial processing systems, or any equipment containing imbedded microchips, whether directly owned, licensed, leased, operated or otherwise controlled by the Borrower or any of its Subsidiaries, including through third party service providers, and which are integral to the Borrower's or any of its Subsidiaries' conduct of their respective businesses."

          "NOTEHOLDERS shall mean DDJ Canadian High Yield Fund, B III
           -----------
          Capital Partners, L.P., Foothill Partners III, L.P., Libra Investments, Inc., such other parties with which Borrower enters into Note Purchase Agreements from time to time, and any successors thereto or assignees thereof."

          "NOTE PURCHASE AGREEMENTS shall mean the Note Purchase
           ------------------------
          Agreements dated as of September 16, 1998 between Borrower and each of the Noteholders, and such other Note Purchase Agreements entered into between Borrower and a Noteholder after such date, pursuant to which Borrower has issued or will issue its secured notes in an aggregate principal amount of up to $38,785,000."

          "YEAR 2000 COMPLIANT means that all Information Systems and
           -------------------
          Equipment accurately process date data (including, but not limited to, calculating, comparing and sequencing), before, during and after the year 2000, as well as same and multi-century dates, or between the years 1999 and 2000, taking into account all leap years, including the fact that the year 2000 is a leap year, and further, that when used in combination with, or interfacing with, other Information Systems and Equipment, shall accurately accept, release and exchange date data, and shall in all material respects continue to function in the same manner as it performs today and shall not otherwise impair the accuracy or functionality of Information Systems and Equipment."

     Section 1.1 of the Credit Agreement is hereby further amended by deleting from the definition "Borrowing Base" subsection (D) thereof in its entirety and inserting the following in its stead:

          "(D) $10,000,000 during the period from the date hereof
               through and including September 30, 1997; thereafter, on the first Business Day of each October, January, April and July of each year during the term hereof, such amount shall automatically reduce by $360,000; provided, however, that such amount shall automatically be reduced from time to time during the term hereof by an amount equal to the Net Cash Proceeds in excess of $1,000,000 from any Asset Disposition of any fixed asset during any fiscal year during the term hereof, plus"
               ----

     Section 1.1 of the Credit Agreement is hereby further amended by inserting the following new provision immediately following the definition "Borrowing Base":

          "So long as the Borrower remains indebted to any Noteholder pursuant to any Note Purchase Agreement, the advance rate set forth in (A), (B) and (C) above shall not be increased."

     2.3  USE OF PROCEEDS.  Section 6.14 of the Credit Agreement is hereby
          ---------------
          amended by deleting the phrase "and the proceeds of any subsequent advances made hereunder shall be used by the Borrower solely for working capital and general corporate purposes." appearing at the end of the first sentence thereof, and inserting "and the proceeds of any subsequent advances made hereunder shall be used by the Borrower solely for working capital and general corporate purposes, but shall not be used for the purpose of making repayments of principal indebtedness to any Noteholder pursuant to the terms of any Note Purchase Agreement, except for any prepayment required pursuant to
          Section 7.2 of the Note Purchase Agreements, and then only to the extent the Borrower has complied with Sections 3.5(c), (d) and 7.5(a) hereof." in its stead.

     2.4  YEAR 2000.  Section 6 of the Credit Agreement is hereby amended by
          ---------
adding the following new Section 6.19:

          "6.19  YEAR 2000.  All reprogramming, remediation, or any
                 ---------
          other corrective action, including the internal testing of the Borrower's or any of its Subsidiaries Information Systems and Equipment, are being developed on a timely basis so as to avoid any Default or a Material Adverse Effect arising from the so-called Year 2000 problem (that is, the risk that computer applications and imbedded microchips in non-computing devices use by the Borrower or any of its Subsidiaries may be unable to recognize and perform properly date sensitive functions following certain dates prior to and any date after December 31, 1999)."

     2.5  INDEBTEDNESS.  Section 7.1 of the Credit Agreement is hereby amended
          ------------
by deleting subsection (iii) thereof and inserting the following in its stead:

          "(iii) Debt up to $38,785,000 in principal amount incurred pursuant to the terms of the Note Purchase
                  Agreements;"

          Section 7.1 of the Credit Agreement is hereby further amended by deleting subsection (vi) in its entirety and inserting the following in its stead:

          "(vi) Any other Funded Debt not described in clauses (i) through (iv) above (the "Additional Permitted Debt") which, when aggregated with the Funded Debt of Borrower under clauses (i), (ii), and (iii) above then outstanding, shall not exceed the principal sum of $225,000,000;"

          Section 7.1 of the Credit Agreement is hereby further amended by deleting subsection (v) in its entirety.

     2.6  RESTRICTED PAYMENTS.  Section 7.2 is hereby amended by deleting the
          -------------------
          grammatical period at the end thereof, and inserting the following new text:

          ", except for the retirement of Subordinated Notes with a face value of up to $5,735,000, in exchange for promissory notes issued by the Borrower in favor of one or more of the Noteholders pursuant to the terms of the Note Purchase Agreements in an aggregate amount of up to $3,785,100."

     2.7  LIENS.  Section 7.4 of the Credit Agreement is hereby amended by
          -----
deleting subsection (g) thereof in its entirety and inserting the following in its stead:

          "(g)  Liens securing Debt incurred pursuant to Section 7.1(iii);"

     2.8  FINANCIAL RATIOS.  Section 7.7 of the Credit Agreement is hereby
          ----------------
deleted in its entirety, and the following is inserted in its stead:

          "7.7  MINIMUM EBITDA.  The Borrower shall maintain a minimum EBITDA
                --------------
          for each of the periods ending on the dates set forth below of not less than the amount set forth for such period:

          Period Ending                              Minimum EBITDA
          -------------                              --------------
          The 12 month period ending                    ($2,000,000)
          December 31, 1998

          The 3 month period ending                    $  2,250,000
          March 31, 1999

          The 6 month period ending                    $  5,250,000
          June 30, 1999

          The 9 month period ending                    $  9,250,000
          September 30, 1999

          The 12 month period ending                   $ 14,000,000
          December 31, 1999

          The 12 month period ending                   $ 15,100,000
          March 31, 2000

          The 12 month period ending                   $ 16,000,000
          June 30, 2000

          The 12 month period ending                   $ 17,250,000
          September 301, 2000

          The 12 month period ending                   $ 18,500,000
          December 31, 2000

          The 12 month ending                          $ 21,000,000
          March 31, 2001

          The 12 month period ending                   $23,500,000
          June 30, 2001

          The 12 month period ending                   $26,500,000
          September 30, 2001

          The 12 month period ending                   $28,000,000
          December 31, 2001."

     2.9  YEAR 2000 COMPLIANCE REPORTS.  Section 7.11 of the Credit Agreement is
          ----------------------------
hereby deleted in its entirety and the following is inserted in its stead:

          "7.11  YEAR 2000 COMPLIANCE REPORTS.  The Borrower shall
                 ----------------------------
          provide the Agent and any Lender with such information about its Year 2000 computer readiness (including, without limitation, information as to contingency plans, budgets and testing results) as the Agent shall reasonably request."

     2.10  COLLATERAL MANAGEMENT FEE.  Section 8.10(a) of the Credit Agreement
           -------------------------
is hereby amended by deleting the reference to "$100,000" and inserting "$125,000" in its stead.

     SECTION 3.  CONDITIONS PRECEDENT.  The effectiveness of this Amendment is
                 --------------------
expressly conditioned upon satisfaction of the following conditions precedent:

     3.1  AMENDMENT FEE.  Borrower shall have paid to Agent for the benefit of
          -------------
the Lenders an amendment fee in the amount of $150,000.

     3.2  COLLATERAL MANAGEMENT FEE.  Borrower shall have paid to Agent, for its
          -------------------------
own account, the prorated portion of the Collateral Management Fee for the period from September 16, 1998, through and including May 20, 1999, based on a Collateral Management Fee in the amount of $125,000, after crediting to Borrower the Collateral Management Fee paid as of May 21, 1998.

     3.3  INTERCREDITOR AGREEMENT.  A form of Collateral Agency and
          -----------------------
Intercreditor Agreement, acceptable to the Agent in its sole discretion, shall have been executed and delivered among the Agent and the Noteholders.

     3.4  AMENDMENT.  Agent shall have received copies of this Amendment duly
          ---------
executed by Borrower and Lenders constituting Required Lenders.

     3.5  NOTE PURCHASE DOCUMENTS.  Agent shall have received certified copies
          -----------------------
of the executed Note Purchase Agreements, and all related documents.

     3.6  ADDITIONAL DOCUMENTS.  Agent shall have received such other documents,
          --------------------
certificates and assurances as it shall reasonably request.

     SECTION 4.  CONSENT TO COLLATERAL AGENCY.  By their signatures hereon, the
                 ----------------------------
Lenders hereby consent to BTCC accepting the appointment and acting as Collateral Agent for the benefit of the Noteholders pursuant to terms of the Collateral Agency and Intercreditor Agreement.

     SECTION 5.  REAFFIRMATION OF BORROWER.  Borrower hereby represents and
                 -------------------------
warrants to Agent and Lender that (i) the representations and warranties set forth in Section 5 of the Credit Agreement are true and correct on and as of the date hereof, except to the extent (a) that any such representations or warranties relate to a specific date, or (b) of changes thereto as a result of transactions for which Agent and Lender have granted their consent; (ii) Borrower is on the date hereof in compliance with all of the terms and provisions set forth in the Credit Agreement as hereby amended; and (iii) upon execution hereof no Default or Event of Default has occurred and is continuing or has not previously been waived.

     SECTION 6.  FULL FORCE AND EFFECT.  Except as herein amended, the Credit
                 ---------------------
Agreement and all other Credit Documents shall remain in full force and effect.

     SECTION 7.  COUNTERPARTS.  This Amendment may be executed in two or more
                 ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year specified above.

                                    BORROWER:

                                    CONVERSE INC.


                                    By:    /s/ Donald J. Camacho
                                           -------------------------------------
                                      Name:  Donald J. Camacho
                                           -------------------------------------
                                      Title: Sr. Vice President
                                           -------------------------------------


                                    AGENT:

                                    BT COMMERCIAL CORPORATION


                                    By:    /s/ Wayne Hillock
                                           -------------------------------------
                                      Name:  Wayne Hillock
                                           -------------------------------------
                                      Title: Sr. Vice President
                                           -------------------------------------

                                    LENDER:

                                    BT COMMERCIAL CORPORATION


                                    By:    /s/ Wayne Hillock
                                           -------------------------------------
                                      Name:  Wayne Hillock
                                           -------------------------------------
                                      Title: Sr. Vice President
                                           -------------------------------------

                                    LENDER:

                                    SANWA BUSINESS CREDIT
                                    CORPORATION


                                    By:    /s/ Lawrence J. Placek
                                           -------------------------------------
                                      Name:  Lawrence J. Placek
                                           -------------------------------------
                                      Title: Vice President
                                           -------------------------------------

                                    LENDER:

                                    LASALLE NATIONAL BANK


                                    By: /s/ Christopher G. Clifford
                                        ---------------------------------------
                                      Name: Christopher G. Clifford
                                            -----------------------------------
                                      Title: Sr. Vice President
                                             ----------------------------------

                                    LENDER:

                                    BANKBOSTON, N.A.


                                    By: /s/ Kathy Sweeney
                                        ---------------------------------------
                                      Name: Kathy Sweeney
                                            -----------------------------------
                                      Title: Vice President
                                             ----------------------------------

                                    LENDER:

                                    FINOVA CAPITAL CORPORATION


                                    By: /s/ Brian Rujawitz
                                        ---------------------------------------
                                      Name: Brian Rujawitz
                                            -----------------------------------
                                      Title: Asst. Vice President
                                             ----------------------------------

                                    LENDER:

                                    BNY FINANCIAL CORPORATION


                                    By: /s/ Anthony Viola
                                        ---------------------------------------
                                      Name: Anthony Viola
                                            -----------------------------------
                                      Title: Vice President
                                             ----------------------------------

                                    LENDER:

                                    FLEET CAPITAL CORPORATION


                                    By:  /s/ Jennifer S. Mellitt
                                         --------------------------------------
                                      Name:  Jennifer S. Mellitt
                                            -----------------------------------
                                      Title: Vice President
                                            -----------------------------------

                                    LENDER:

                                    NATIONSBANK OF TEXAS, N.A.


                                    By:  /s/ Gaye L. Stathis
                                         --------------------------------------
                                      Name:  Gaye L. Stathis
                                            -----------------------------------
                                      Title: Vice President
                                            -----------------------------------

                                    LENDER:

                                    HELLER FINANCIAL, INC.


                                    By:  /s/ Linda G. Peddle
                                         --------------------------------------
                                      Name:  Linda G. Peddle
                                            -----------------------------------
                                      Title: Vice President
                                            -----------------------------------

                                    ANNEX I
                                    -------
                        LENDERS AND COMMITMENT AMOUNTS
                        ------------------------------

Lender                                           Revolving Credit Commitment
------                                           ---------------------------

BT Commercial Corporation                                  $12,800,000
233 South Wacker Drive, Suite 8400
Chicago, Illinois 60606

Sanwa Business Credit Corporation                          $16,000,000
One South Wacker Drive, 28/th/ Floor
Chicago, IL 60606

LaSalle National Bank                                      $12,800,000
135 South LaSalle Street, Suite 425
Chicago, IL 60603

BankBoston, N.A.                                           $ 8,000,000
100 Federal Street
Mail Stop:  MA BOS 01-05-07
Boston, MA 02110

FINOVA Capital Corporation                                 $12,800,000
311 South Wacker Drive, Suite 4400
Chicago, IL 60606-6618

BNY Financial Corporation                                  $16,000,000
1290 Avenue of the Americas, 3/rd/ Floor
New York, NY 10104

Fleet Capital Corporation                                  $12,800,000
200 Glastonbury Blvd.
Glastonbury, CT 06033

NationsBank of Texas, N.A.                                 $12,800,000
c/o NationsBank Business Credit
600 Peachtree Street, 13/th/ Floor
Atlanta, Georgia 30308

Heller Financial, Inc.                                     $16,000,000
500 West Monroe Street, 18/th/ Floor
Chicago, IL 60661